AMENDMENT NUMBER 1
TO
PLEDGE AND SECURITY AGREEMENT

This AMENDMENT NUMBER 1 TO PLEDGE AND SECURITY AGREEMENT is entered into as of June 6, 2011  by and between Par Technology Corporation, a Delaware corporation, (the “Borrower”) and Partech, Inc., Par Spring-Miller Systems, Inc. Par Government Systems Corporation, Rome Research Corporation, Par-Siva Corporation, Ausable Solutions, Inc., Springer-Miller International, LLC and Par Logistics Management Systems Corporation  (the “Loan Parties”, and, together with the Borrower, the “Grantors”), and JPMorgan Chase Bank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below.

RECITALS

A.           The Grantors, the Administrative Agent and the Lenders are parties to a Pledge and Security Agreement dated as of June 16, 2008 (as it may be amended, modified or restated from time to time, the “Security Agreement”) pursuant to which the Grantors granted to the Administrative Agent a security interest in the Collateral described therein to secure the Secured Obligations defined in that certain under Credit Agreement dated as of June 16, 2008 among the Grantors (including those Grantors who became a party thereto by executing a Joinder Agreement), the Administrative Agent and the Lenders (as it may be amended, modified or restated from time to time, the “Credit Agreement”).

B.           The Credit Agreement is being amended and restated by the parties in its entirety pursuant to an Amended and Restated Credit Agreement dated as of the date hereof.

C.           The Grantors and the Administrative Agent desire to amend the Security Agreement to reflect that it secures the Secured Obligations under the Amended and Restated Credit Agreement, to update certain Exhibits to the Security Agreement, and to ratify and confirm the Security Agreement and the liens granted thereby.

NOW, THEREFORE, in consideration of the promises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the Grantors and the Administrative Agent hereby agree as follows:

1.           Definitions.   All capitalized terms used in this Amendment which are not otherwise defined herein shall have the respective meanings given to those terms in the Security Agreement.

2.           Amendment of Security Agreement.

(a)           All references in the Security Agreement to the “Credit Agreement” shall be deemed to refer to the Amended and Restated Credit Agreement dated as of June __, 2011.

(b)           Exhibits A, B, D and E are replaced with the Exhibits A, B, D and E attached to this Amendment.

3.           Representations and Warranties.   Grantors represent and warrant that the following statements are true, correct and complete:

(a)           Each of the representations and warranties made by the Grantors in the Security Agreement is true and correct as of the date of this Amendment.

(b)           No Default or Event of Default under the Security Agreement has occurred or is continuing.

4.           Confirmation of Security Agreement.   Grantors hereby (a) consent to the Credit Agreement, as amended and restated, (b) acknowledge that the obligations of the Grantors under the Security Agreement, and the Liens created thereby, are not impaired or affected by the amendment and restatement of the Credit Agreement, and that the Security Agreement continues in full force and effect, and (c) ratify and affirm the terms and provisions of the Security Agreement and the Liens created thereby.  From and after the date of this Amendment, all references in the Security Agreement to “this Agreement,” “this Security Agreement”, “hereof,” “herein,” or similar terms, shall refer to the Security Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the Grantors and the Administrative Agent have executed this Amendment as of the date set forth above.

GRANTORS

PAR TECHNOLOGY CORPORATION

By:   _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

PARTECH, INC.

By:   _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

PAR SPRINGER-MILLER SYSTEMS, INC.

By:   _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

PAR GOVERNMENT SYSTEMS CORPORATION

By:   _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

ROME RESEARCH CORPORATION

By:   _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

PAR-SIVA CORPORATION

By:  _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

AUSABLE SOLUTIONS, INC.

By:   _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

SPRINGER-MILLER INTERNATIONAL, LLC

By:  _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

PAR LOGISTICS MANAGEMENT SYSTEMS CORPORATION

By:  _________________________
Name:  Ronald J. Casciano
      Title:   Treasurer

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
  as Administrative Agent

By:          _________________________
Name: Jean M. Lamardo
Title:   Underwriter III